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                                                                 CIK: 0001073353


                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

                             RGS Energy Group, Inc.
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                (Name of Registrant as Specified In Its Charter)

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      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

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L E T T E R H E A D

April 15, 1999

Dear Fellow Shareholder:

RG&E's 1999 annual meeting of shareholders is rapidly approaching and we have not yet received your proxy vote. With only a few days to go before the April 29 meeting, we are asking you to vote either by telephone or over the Internet if at all possible. Simply follow the instructions on the enclosed proxy card.

You may recall that you are being asked to vote "FOR" a plan to form a holding company at the meeting. The holding company structure would give RG&E a number of important advantages as the energy industry begins to transform into a competitive marketplace.

      --  Speed.   Ability to pursue non-utility businesses without obtaining
          Public Service Commission approval

      --  Operating Flexibility.   Separates regulated utility businesses from
          non-utility businesses

      --  Financial flexibility.   Allows us to use financing suited to each of
          our individual lines of businesses

      --  Legal Protection.   Protects against the imposition of liability on
          regulated utilities for the results of non-utility business activities

IF YOU HAVE NOT YET VOTED, WE URGE YOU TO DO SO NOW.   Your vote is even more
important than usual because we will need "FOR" votes from two-thirds of the outstanding shares of common stock to approve the holding company. Keep in mind that to vote in favor of the proposal you must actually cast a "FOR" vote. If you abstain or take no action at all, it will in effect count as a vote against the holding company proposal. Note that if you hold your shares in street name, your broker cannot vote your shares for you on this important proposal.

Our joint proxy statement/prospectus, which was sent to you last month, contains all of the details about the proposed restructuring. Visit our web site at http://www.rge.com for a copy or contact us at (800) 724-8833 for more information. Thank you for your continued support.

                                          Very truly yours,

                                          Thomas S. Richards

Enclosures
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[RG&E LETTERHEAD]


                      VOTE BY TELEPHONE, INTERNET OR MAIL

As an RG&E shareholder you are being asked to vote on a plan to form a holding company at the April 29 annual meeting. To ensure approval of this important proposal we need your proxy vote now. With the meeting only a few days away, we are asking you to vote by touch-tone telephone or over the Internet if at all possible. Instructions are as follows.

                        TO VOTE BY TOUCH-TONE TELEPHONE

- have your Proxy card handy and call 1-877-PRX-VOTE (1-877-779-8683) toll free

- enter the 14-digit control number located above your name and address in the lower left corner of your Proxy card

-    follow the simple recorded instructions


                           TO VOTE OVER THE INTERNET

-    have you proxy card handy and go to web site: http://www.eproxyvote.com/rgs

- enter the 14-digit control number located above your name and address in the lower left corner of your Proxy card

-    follow the instructions on the screen

If you prefer to vote by mail, simply complete and return your Proxy card in the postage-paid envelope provided. DO NOT MAIL THE PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR OVER THE INTERNET.

                              THANK YOU FOR VOTING


  [XXXX - RG&E (SECOND PROXY)] [FILE NAME: RG325A.ELX] [VERSION - 1] [3/25/98]

                                  DETACH HERE

[X]  PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE.


        RG&E's DIRECTORS RECOMMEND A VOTE "FOR" THE FOLLOWING PROPOSALS:

1.   Agreement and Plan of Share Exchange
          FOR       AGAINST        ABSTAIN
          [ ]         [ ]            [ ]

2.   Election of Directors
     NOMINEES (CLASS 1): (01) G.J. Howard, (02) S.T. Hubbard, Jr.,
     (03) C.L. Killingsworth, Jr., and (04) R.W. Kober

     FOR ALL NOMINEES [ ]
     WITHHELD FROM ALL NOMINEES [ ]
     [ ]
        --------------------------------------
        For all nominees except as noted above

3.   Other Matters
     In their discretion the proxies are authorized to vote upon such other business as may properly come before the meeting. As of March 8, 1999, the Board of Directors does not know of any other matters to come before the meeting.


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [ ]

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Agreement and Plan of Share Exchange and FOR the election of the listed nominees for directors.

Please sign exactly as name appears at left.

Signature:                         Date:
          -------------------------     ----------------------

Signature:                         Date:
          -------------------------     ----------------------
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RGE41B
                                  DETACH HERE


                     ROCHESTER GAS AND ELECTRIC CORPORATION

                 89 EAST AVENUE, ROCHESTER, NEW YORK 14649-0001

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints T.S. Richards, M.T. Tomaino and D.C. Heiligman and each of them as proxies, with power of substitution, to vote all Common Stock of the undersigned, as directed on the reverse side, at the Rochester Gas and Electric Corporation Annual Meeting of Shareholders to be held on April 29, 1999 or any adjournments thereof.


           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED AGREEMENT AND PLAN OF SHARE EXCHANGE AND FOR THE LISTED NOMINEES.


SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                SIDE